Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

(1)	Registration Statement (Form S-8 No. 333-180475) pertaining to the 2010 Equity Incentive Plan and the 2012 Incentive Plan of Verastem, Inc.,
(2)	Registration Statement (Form S-8 No. 333-190578) pertaining to the 2012 Incentive Plan of Verastem, Inc.,
(3)	Registration Statement (Form S-8 No. 333-201075) pertaining to the 2014 Inducement Award Program of Verastem, Inc.,
(4)	Registration Statement (Form S-8 No. 333-201076) pertaining to the 2012 Incentive Plan of Verastem, Inc.,
(5)	Registration Statement (Form S-8 No. 333-211235) pertaining to the 2012 Incentive Plan of Verastem, Inc.,
(6)	Registration Statement (Form S-8 No. 333-218768) pertaining to the 2014 Inducement Award Program of Verastem, Inc.,
(7)	Registration Statement (Form S-8 No. 333-218769) pertaining to the 2012 Incentive Plan of Verastem, Inc.,
(8)	Registration Statement (Form S-8 No.333-223616) pertaining to the 2014 Inducement Award Program of Verastem, Inc.,
(9)	Registration Statement (Form S-8 No.333-228309) pertaining to the 2014 Inducement Award Program of Verastem, Inc.,
(10)	Registration Statement (Form S-8 No.333-229430) pertaining to the 2018 Employee Stock Purchase Plan, 2012 Amended and Restated Incentive Plan, and 2014 Inducement Award Program of Verastem, Inc.,
(11)	Registration Statement (Form S-8 No. 333-238877) pertaining to the 2012 Amended and Restated 2012 Incentive Plan of Verastem, Inc.,
(12)	Registration Statement (Form S-3 No. 333-237332) of Verastem, Inc.,
(13)	Registration Statement (Form S-8 No. 333-257111) pertaining to the 2021 Equity Incentive Plan of Verastem, Inc. and,
(14)	Registration Statement (Form S-3 No. 333-258372) of Verastem, Inc.

of our report dated March 14, 2023 with respect to the consolidated financial statements of Verastem, Inc. included in this Annual Report (Form 10-K) of Verastem, Inc. for the year ended December 31, 2022.

/s/ Ernst & Young LLP

Boston, Massachusetts

March 14, 2023